Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is dated as of July 11, 2005, by and among GSC Capital Corp., a Maryland corporation (the "Company"), Deutsche Bank Securities Inc. (the "Initial Purchaser"), and GSCP (NJ), L.P., a Delaware limited liability company, for the benefit of the Initial Purchaser and the Holders (as defined below).

     A. This Agreement is entered into in connection with the Purchase Agreement dated as of June 23, 2005 (the "Purchase Agreement") among the Company, GSCP (NJ), L.P. and the Initial Purchaser, which provides for the offering and sale (the "Offering") of $85,000,000 aggregate principal amount of the Company's 7.25% Convertible Senior Notes due 2010 (the "Firm Notes"). The Company also granted to the Initial Purchaser, pursuant and subject to the terms of the Purchase Agreement, an option, within 13 days of the date of the closing of the Offering, to purchase up to $25,000,000 aggregate principal amount of its 7.25% Convertible Senior Notes due 2010 (the "Additional Notes" and, collectively with the Firm Notes, the "Notes"). The Notes are to be issued under an indenture (the “Indenture”) to be dated as of July 11, 2005, by and between the Company and Wachovia Bank, National Association, as Trustee.

     The Notes will be convertible into shares of common stock of the Company, $0.001 par value ("Common Stock"). The shares of Common Stock into which the Notes may be convertible are referred to herein as the "Underlying Shares."

     B. In order to induce the investors who are purchasing the Notes in the Offering to purchase such Notes and the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Securities (as defined below).

     C. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     Additional Mandatory Shelf Registration Statement: As defined in Section 2(b)(iv) herein.

     Additional Shares: Shares of Common Stock or other securities issued in respect of the Shares by reason of or in connection with any stock dividend, stock distribution, stock split, or similar issuance.

     Agreement: As defined in the Introductory Paragraph of this Agreement.

     Affiliate: As to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee, managing member or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee, managing member or general partner. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests, membership interests or other equity interests or otherwise.

     Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

     Commission: The Securities and Exchange Commission.

     Common Stock: As defined in Recital A hereof.

     Company: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

     End of Suspension Notice: As defined in Section 5(b) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

     Holder: Each Participant and its direct or indirect transferees, so long as such Participant or transferee owns any Registrable Securities.

     Indemnified Party: As defined in Section 6(a) hereof.

     Indenture: As defined in Recital A hereof.

     IPO: The Company's initial public offering of shares of its Common Stock, registered under the Securities Act, which (for the avoidance of doubt) may be a Qualified IPO.

     Management Agreement: That certain agreement dated July 11, 2005 by and between the Company and GSCP (NJ), L.P.

     Mandatory Shelf Registration Statement: As defined in Section 2(a) hereof.

     NASD: The National Association of Securities Dealers, Inc.

     Notes: As defined in Recital A hereof.

     Offering: As defined in Recital A hereof.

     Participants: (i) GSC Secondary Interest Fund, LLC, which is purchasing the Regulation D Note from the Company in the Offering, and (ii) the purchasers of the Rule 144A Notes from the Initial Purchaser in the Offering.

     Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

     Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     Public Offering Registration Statement: As defined in Section 2 hereof.

     Purchase Agreement: As defined in Recital A of this Agreement, as amended from time to time.

     Qualifying IPO: A public offering of shares of Common Stock, registered under the Securities Act, in which the gross proceeds received by the Company and/or by the selling stockholders exceed $125 million.

     Registrable Securities: Each of the Notes, Underlying Shares and any Additional Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder, until the earliest to occur of:

     (i) the date on which such Notes, Underlying Shares or Additional Shares have been sold pursuant to a Registration Statement or distributed to the public pursuant to Rule 144;

     (ii) the date on which, in the opinion of counsel to the Company, such Notes, Underlying Shares or Additional Shares not held by Affiliates of the Company are sellable pursuant to subparagraph (k) of Rule 144; or

     (iii) the date on which such Notes, Underlying Shares or Additional Shares are sold to the Company or any of its subsidiaries.

     Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on any securities exchange or the Nasdaq Stock Market pursuant to Section 4(m) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and reasonable fees and disbursements of one counsel for the selling Holders to review the Mandatory Shelf Registration Statement, any Subsequent Shelf Registration Statement, and, if the Company notifies the Holders pursuant to Section 2(b) hereof of its intent to file a Public Offering Registration Statement within one year of the date of this Agreement, the Public Offering Registration Statement, and (vi) any fees and disbursements customarily paid by issuers in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers' or underwriters' discounts and commissions and transfer taxes or transfer fees, if any, relating to the sale or disposition of Registrable Securities by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in subparagraph (v) above. Notwithstanding the foregoing, Registration Expenses shall include brokers' or underwriters' discounts and commissions and transfer taxes or transfer fees, if any, in connection with the resale by a Holder of Underlying Shares in a Qualifying IPO but only to the extent such brokers' and underwriters' discounts and commissions and transfer taxes or transfer fees exceed 4% of the public offering price of the Common Stock in such Qualifying IPO.

     Registration Statement: Any Shelf Registration Statement or Public Offering Registration Statement (to the extent that it covers the resale of any Registrable Securities), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Regulation D: Regulation D (Rules 501-508) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

     Regulation D Note: The Note sold by the Company in accordance with the Purchase Agreement in accordance with Regulation D and pursuant to the Subscription Agreement (as defined in the Purchase Agreement).

     Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 144A Notes: Notes initially sold by the Company to the Initial Purchaser and resold by the Initial Purchaser to “qualified institutional buyers” (as such term is defined in Rule 144A).

     Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

     Shelf Registration Statement: The Mandatory Shelf Registration Statement, any Subsequent Shelf Registration Statement or any short form registration statement filed pursuant to Section 4(a) hereof.

     Subsequent Shelf Registration Statement: As defined in Section 2(d) hereof.

     Suspension Event: As defined in Section 5(b) hereof.

     Suspension Notice: As defined in Section 5(b) hereof.

     Trigger Date: As defined in Section 2(a) hereof.

     Underlying Shares: As defined in Recital A hereof.

    Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

     2. Registration Rights.

     (a) Mandatory Shelf Registration. As set forth in Section 4 hereof, the Company agrees to file with the Commission concurrently with the filing of a registration statement for an IPO, a registration statement on Form S-11 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Securities (including for the avoidance of doubt any Additional Shares that are issued prior to the effectiveness of such registration statement) (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "Mandatory Shelf Registration Statement"). The Company shall use its commercially reasonable efforts to cause such Mandatory Shelf Registration Statement to be declared effective by the Commission as promptly as practicable following such filing, and for this purpose, the Company shall be entitled to consider the advice of the managing underwriter or underwriters of an IPO which is then pending as to the effect that the effectiveness of the Mandatory Shelf Registration Statement could reasonably be expected to have on the marketing of the IPO. Any Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering or a sale through brokers or agents), by the Holders of any and all Registrable Securities.

     In the event the Mandatory Shelf Registration Statement is not filed with the Commission concurrently with the filing of a registration statement for an IPO (the "Trigger Date"), GSCP (NJ), L.P. shall forfeit the base management fee it is entitled to receive pursuant to the Management Agreement for a period commencing from and after the Trigger Date until the Mandatory Shelf Registration Statement is filed and the Company shall defer all incentive management fee payments to be paid to GSCP (NJ), L.P. pursuant to the Management Agreement from and after the Trigger Date until the Mandatory Shelf Registration Statement is filed.

     (b) Public Offering Registration. If the Company proposes to file a registration statement on Form S-11 or such other form under the Securities Act providing for an IPO or other public offering of shares of Common Stock (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "Public Offering Registration Statement"), the Company shall notify each Holder of the filing (including notifying each Holder of the identity of the managing underwriters of such public offering), within five

(5) Business Days after such filing, and afford each Holder an opportunity to include in such Public Offering Registration Statement all or any part of the Underlying Shares then held by such Holder and, in the case of an IPO, allow each such Holder to elect to convert such Holder's Notes in accordance with the terms of the Indenture for the purpose of including such Underlying Shares in the IPO. Each Holder desiring to include in any such Public Offering Registration Statement all or part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice by the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Underlying Shares such Holder wishes to include in such Public Offering Registration Statement.

     (i) Right to Terminate Public Offering Registration. At any time, the Company shall have the right to terminate or withdraw any Public Offering Registration Statement referred to in this Section 2(b) prior to its effectiveness, whether or not any Holder has elected to include Underlying Shares in such registration; provided, however, the Company must provide each Holder that elected to include any Underlying Shares in such Public Offering Registration Statement prompt written notice of such termination. Furthermore, in the event the Public Offering Registration Statement is not declared effective within ninety (90) days following the initial filing of the Public Offering Registration Statement, the Company shall promptly provide a new written notice to all Holders giving them another opportunity to elect to include Underlying Shares in the pending Public Offering Registration Statement. Each Holder receiving such notice shall have the same election rights afforded such Holder as described in clause (b) above.

     (ii) Underwriting. The Company shall notify the Holders of the identity of the managing underwriters for the Underwritten Offering proposed under the Public Offering Registration Statement as provided above. The right of any such Holder's Underlying Shares to be included in any Public Offering Registration Statement pursuant to this Section 2(b) shall be conditioned upon such Holder's participation in such Underwritten Offering and the inclusion of such Holder's Underlying Shares in the Underwritten Offering to the extent provided herein. All Holders proposing to distribute their Underlying Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected by the Company for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriters may exclude shares (including

Underlying Shares) from the Public Offering Registration Statement and the Underwritten Offering and any shares of Common Stock included in the Public Offering Registration Statement and the Underwritten Offering shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Underlying Shares in such Public Offering Registration Statement on a pro rata basis based on the total number of Underlying Shares then held by each such Holder which is requesting inclusion. If any Holder disapproves of the terms of any Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the Public Offering Registration Statement, provided, that if, in the opinion of counsel for the Company, such withdrawal would necessitate a re-circulation of the Prospectus to investors, such Holder shall be required to have delivered such written notice at least twenty (20) Business Days prior to the effective date of the Public Offering Registration Statement. Any Underlying Shares excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the Public Offering Registration Statement.

     (iii) Hold-Back Agreement. By electing to include Underlying Shares in the Public Offering Registration Statement, if any, each Holder shall be deemed to have agreed not to effect any sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Public Offering Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested (but in no event for a period longer than one-hundred eighty (180) days following the effective date of the Public Offering Registration Statement, provided that each of the executive officers and directors of the Company and GSCP (NJ), L.P. that hold Notes or shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company are subject to the same restriction for the entire time period required of the Holders hereunder) by the representatives of the underwriters of the Underwritten Offering pursuant to the Public Offering Registration Statement.

     (iv) Underlying Shares Not Sold Under Public Offering Registration Statement. If (w) the Company terminates or withdraws the Public Offering Registration Statement prior to its effectiveness or the distribution of all Registrable Securities, if any, registered thereunder, (x) the underwriters exercise their right pursuant to Section 2(b)(ii) of this Agreement to exclude any Registrable Securities from the Public Offering Registration Statement, (y) any Holder elects to withdraw or not to include any Underlying Shares in the Public Offering Registration Statement, or (z) any Registrable Securities are otherwise not registered under and distributed pursuant to the Public Offering Registration Statement, then the Company shall file the Mandatory Shelf Registration Statement (if not previously filed) or an additional shelf registration statement (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement) (an "Additional Shelf Registration Statement) relating to any Registrable Securities not registered under and distributed pursuant to a Public Offering Registration Statement as soon as practicable, but in no event later than (a) in the case of the withdrawal or abandonment of the offering pursuant to the Public Offering Registration Statement, the date which is thirty (30) days after the earlier of the withdrawal or abandonment of the offering pursuant to the Public Offering Registration Statement or (b) the date ninety (90) days after the consummation of the offering pursuant to the Public Offering Registration Statement.

     (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder's proportionate share (based on the total number of Registrable Securities sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Securities pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder's Registrable Securities pursuant to any Registration Statement provided, however, that no Holder will be required to pay such discounts, commissions taxes and fees in connection with the resale of Underlying Shares in a Qualifying IPO in excess of 4% of the public offering price of the Common Stock in such Qualifying IPO.

     (d) Subsequent Shelf Registration for Additional Shares Issued after Effectiveness of the Mandatory Shelf Registration Statement. If any Additional Shares are issued or distributed to Holders after the effectiveness of the Mandatory Shelf Registration Statement, or such Additional Shares were otherwise not included in a Registration Statement, then the Company shall as soon as reasonably practicable file an additional shelf registration statement (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a "Subsequent Shelf Registration Statement") covering such Additional Shares on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Shelf Registration Statement, provided that the provisions of Section 2(a) or 2(b) hereof will not apply to any such Subsequent Shelf Registration Statement.

      3. Rules 144 and 144A Reporting.

     With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, so long as any Holder owns any Registrable Securities:

     (a) at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public, use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

     (b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Securities pursuant to, Rule 144A and in any event shall provide to each Holder a copy of:

     (i) the Company's annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders' equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles, accompanied by an audit report of the Company's independent accountants, no later than ninety (90) days after the end of each fiscal year of the Company, and

     (ii) the Company's unaudited quarterly financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders' equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company's annual financial statements, no later than forty-five (45) days after the end of each fiscal quarter of the Company.

      4. Registration Procedures.

     In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the resale of such Registrable Securities by the Holder or Holders in accordance with the Holders' intended method or methods of resale and distribution (which methods shall be commercially reasonable), and the Company shall:

     (a) prepare and file with the Commission, as specified in this Agreement, a Shelf Registration Statement, which Shelf Registration Statement shall comply in all material respects as to form with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable following such filing and to remain effective, subject to Section 5 hereof, until the date on which no Holders hold Registrable Securities, provided, however, that if the Company has an effective Shelf Registration Statement on Form S-11 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement under the Securities Act, the Company may, upon 30

Business Days' prior written notice to all Holders of Registrable Securities, register any Registrable Securities registered but not yet distributed under the effective Shelf Registration Statement on such a short-form shelf registration statement (which shall thereupon constitute a Shelf Registration Statement hereunder) and, once such short-form Shelf Registration Statement is declared effective, de-register such Registrable Securities under the previous Registration Statement or transfer filing fees from the previous Registration Statement pursuant to Rule 429;

     (b) subject to Section 4(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the method or methods of distribution set forth in the "Plan of Distribution" section of the Prospectus;

     (c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents, subject to Section 5, to the lawful use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Securities covered by any such Prospectus;

     (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such domestic United States jurisdictions as the Initial Purchaser or any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to take any action to comply with this Section 4(d) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

     (e) use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the

Holders thereof to consummate the disposition of such Registrable Securities; provided, however, that the Company shall not be required to take any action to comply with this Section 4(e) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(e) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

     (f) notify the Initial Purchaser and each Holder with Registrable Securities covered by a Registration Statement promptly and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing at the address determined in accordance with Section 9(b), (i) when such Registration Statement has become effective and when any post-effective amendments thereto become effective or upon the filing of a supplement to any prospectus, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus (such instruction to be provided in the same manner as a Suspension Notice) until the requisite changes have been made, at which time notice of the end of suspension shall be delivered in the same manner as an End of Suspension Notice);

     (g) during the period of time referred to in Section 4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of the Shelf Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

     (h) upon request, furnish to each requesting Holder with Registrable Securities covered by a Registration Statement, without charge, at least one (1) conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (i) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies each such supplement or post-effective amendment;

     (j) if requested by the representative of the underwriters, if any, or any Holders of Registrable Securities being sold in connection with an Underwritten Offering, (i) as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or such Holders indicate in writing relates to them and (ii) use its commercially reasonable efforts to make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received written notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (k) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders of Registrable Securities covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to selling stockholders and underwriters in underwritten offerings, respectively, and confirm the same to the extent customary if and when requested;

     (l) use its commercially reasonable efforts to make available for inspection by one representative appointed by the Holders of a majority of the Registrable Securities covered by a Registration Statement and, with respect to an Underwritten Offering, the representative of any underwriters participating in any disposition pursuant to a Registration Statement and one law firm retained by each representative of such Holders or underwriters, respectively, during normal business hours and upon reasonable notice, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative of the Holders, the representative of the underwriters or counsel thereto in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representative of the Holders, representative of the underwriters or counsel thereto are confidential shall not be disclosed by the representative of the Holders, representative of the underwriters or counsel thereto unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public by the Company; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one law firm designated by and on behalf of the Holders and the other parties, which counsel the Company reasonably determines to be acceptable;

     (m) use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company's listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Underlying Shares on the New York Stock Exchange or the Nasdaq Stock Market;

     (n) use its commercially reasonable efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company's obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Securities under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

     (o) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;

     (p) (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder, no later than ninety (90) days after the end of each fiscal year of the Company and (iii) delay the effectiveness of any Registration Statement to which any Holder of Registrable Securities covered by such Registration Statement shall have, based upon the written opinion of counsel, objected on the grounds that such Registration Statement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two (2) Business Days prior to the effectiveness thereof, provided that the Company may request effectiveness of such Registration Statement following such time as the Company shall have used its commercially reasonable efforts to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies with the requirements of the Securities Act;

     (q) provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

     (r) in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Securities, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company's charter) and to enable such Registrable Securities to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may reasonably request at least three (3) Business Days prior to any sale of the Registrable Securities;

     (s) upon effectiveness of the first Registration Statement filed by the Company, the Company will take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or as soon as practicable following the effectiveness of the Registration Statement;

     (t) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish or cause to be furnished to each Holder and the underwriters a signed counterpart, addressed to the Holders and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, in customary form reasonably acceptable to the Company and counsel for the Company; and (ii) a "comfort" letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in Underwritten Offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request and customarily obtained by underwriters in Underwritten Offerings;

     (u) in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter," if applicable) that is required to be retained in accordance with the rules and regulations of the NASD).

     The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Securities and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Securities pursuant to a Registration Statement or as a selling stockholder pursuant to an Underwritten Offering shall be required to be named as a selling stockholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(ii), 4(f)(iii) or 4(f)(iv) hereof,

such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

      5. Black-Out Period.

     (a) Subject to the provisions of this Section 5, the Company shall have the right, but not the obligation, from time to time to suspend the use of the Registration Statement following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), if a Suspension Event (as defined below) occurs. If the Company elects to suspend the effectiveness and/or use of a Registration Statement following the occurrence of a Suspension Event, the Company, by written notice to the Initial Purchaser as provided for herein and by written notice as provided for herein (a "Suspension Notice"), shall notify the Holders, that the effectiveness of the Registration Statement has been suspended and shall direct the Holders to suspend sales of the Registrable Securities pursuant to the Registration Statement until the Suspension Event has ended. A Suspension Event shall be deemed to have occurred if: (i) the representative of the underwriters of an Underwritten Offering of Common Stock has advised the Company that the offer or sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on the Company's Underwritten Offering; (ii) the Board of Directors of the Company in good faith has determined that the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company; or (iii) the Board of Directors of the Company has determined in good faith, that it is required by law, or that it is in the best interests of the Company, to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the Prospectus included in the Registration Statement (1) contains the financial information required under Section 10(a)(3) of the Securities Act; (2) discloses any fundamental change in the information included in the Prospectus; or (3) discloses any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any Suspension Event, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company's best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Securities as soon as practicable. In no event shall the Company be permitted to suspend the use of a Registration Statement in any twelve (12) month period for more than forty-five (45) consecutive days or for more than an aggregate of ninety (90) days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the

Registration Statement immediately following the effective date of the post-effective amendment.

     (b) If the Company gives a Suspension Notice to the Holders to suspend sales of the Registrable Securities following a Suspension Event, the Holders shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder's possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) upon delivery by the Company of notice that the Suspension Event or its potential effects are no longer continuing (an "End of Suspension Notice"), which End of Suspension Notice shall be given by the Company to the Holders and the Initial Purchaser in the same manner as the Suspension Notice promptly following the conclusion of any Suspension Event and its effect.

     (c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5 (or a suspension instruction pursuant to Section 4(f)), the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Holders shall have received the End of Suspension Notice (or similar notice pursuant to Section 4(f)) and copies of the supplemented or amended Prospectus necessary to resume sales; provided that such period of time shall not be extended beyond the date that securities are no longer Registrable Securities.

      6. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless (i) the Initial Purchaser and each Holder, (ii) each person, if any, who controls the Initial Purchaser or a Holder within the meaning of the Securities Act or the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser and each Holder or any person who controls any of the foregoing (each person referred to in clause (i), (ii) or (iii) are referred to collectively as the "Indemnified Parties"), from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, judgments, expenses, liabilities or actions relating to purchases and sales of the Notes and the Underlying Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, judgments, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary Prospectus relating to such Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to such Registration Statement in reliance upon and in conformity with written information pertaining to such Holder or furnished to the Company by or on behalf of such Holder or any participating underwriter specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus relating to such Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes, Underlying Shares or Additional Shares concerned, to the extent that a prospectus relating to such Notes, Underlying Shares or Additional Shares was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Notes, Underlying Shares or Additional Shares to such person, a copy of the final Prospectus if the Company had previously furnished copies thereof to such Holder, and (iii) in the case of a Suspension Event, the Company shall not be liable for any loss, claim, damage or liability resulting from a sale of Shares or Additional Shares by any Holder occurring prior to delivery by the Company of an End of Suspension Notice; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders if requested by such Holders.

     (b) In connection with any Registration Statement in which a Holder is participating and as a condition to such participation, each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers, directors, partners, employees, representatives, agents and investment advisers and each person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (the "Company Indemnified Persons") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder or furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company or any Company Indemnified Person for any legal or other expenses reasonably incurred by the Company or such Company Indemnified Person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any Company Indemnified Person. Notwithstanding any other provision of this Section 6(b), the Holders shall not be required to contribute any amount in excess of the amount of the net proceeds received by such Holders from the sale of the Notes, Underlying Shares or Additional Shares pursuant to such Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may, unless in the reasonable judgment of counsel to the indemnifying party a potential conflict of interest exists, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs and expenses incurred at the request of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes any unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders shall not be required to contribute any amount in excess of the amount of the net proceeds received by such Holders from the sale of the Notes, Underlying Shares or Additional Shares pursuant to such Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

     (e) The agreements contained in this Section 6 shall survive the sale of the Notes, Underlying Shares or Additional Shares pursuant to such Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      7. Market Stand-off Agreement.

     Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell (including without limitation any short sale), grant any option, right or warrant for the sale of or otherwise transfer or dispose of any Registrable Securities or other shares of Common Stock of the Company or any securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company then owned by such Holder (other than to donees, partners or other transferees of the Holder who agree to be similarly bound) for a period of up to (i) 180 days following the effective date of the Public Offering Registration Statement of the Company filed under the Securities Act or (ii) 60 days following the date of an Underwritten Offering by the Company pursuant to a Shelf Registration Statement of the Company filed under the Securities Act; provided, however, that:

     (a) with respect to the 180-day restriction that follows the effective date of the Public Offering Registration Statement and the 60-day period that follows the date of an

Underwritten Offering pursuant to a Shelf Registration Statement, such agreement shall not be applicable to Registrable Securities sold pursuant to such Public Offering Registration Statement or Shelf Registration Statement, as the case may be;

     (b) all executive officers and directors of the Company and GSCP (NJ), L.P. then holding Notes, shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

     (c) the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements.

     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

      8. Termination of the Company's Obligations.

     The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding, provided, however, that the Company's obligations under Sections 3, 6 and 9 of this Agreement shall remain in full force and effect following such time.

      9. Miscellaneous.

     (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning not less than fifty percent (50%) of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (b) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram:

     (i) if to a Holder, at the most current address given by the paying agent and conversion agent of the Notes to the Company;

     (ii) if to the Company, at the offices of the Company at 500 Campus Drive, Suite 220, Florham Park, NJ, 07932; and

     (iii) if to the Initial Purchaser, c/o Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, attention: Equity Capital Markets.

     (c) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company agrees that the Holders shall be third-party beneficiaries to the agreements made hereunder by the Initial Purchaser and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that no Holder shall have the right to enforce such agreements unless and until such Holder fulfills all of its obligations hereunder.

     (d) Legend. In addition to any other legend that may appear on the certificates evidencing the Registrable Securities, for so long as any Notes, Underlying Shares or Additional Shares remain Registrable Securities, each certificate evidencing such Registrable Securities shall contain a legend to the following effect: "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ENTITLED TO THE BENEFITS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED JULY 11, 2005."

     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (h) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

     (i) Registrable Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

     (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

[Remainder of this Page Intentionally Left Blank]

Execution Copy

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GSC CAPITAL CORP.

By:	/s/ Frederick Horton

Name: Frederick Horton
Title: Chief Executive Officer

DEUTSCHE BANK SECURITIES INC.,
for itself as the Initial Purchaser and on
behalf of the Holders

By:	/s/ Will Addas

Name: Will Addas
Title: Managing Director

By:	/s/ Brad Miller

Name: Brad Miller
Title: Director

GSCP (NJ), L.P.

By: GSCP (NJ), Inc., its general partner

By:	/s/ David L. Goret

Name: David L. Goret
Title: Managing Director and
Secretary